UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2009

EQUISTAR CHEMICALS, LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-76473	76-0550481
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 16, 2009, officers of Lyondell Chemical Company (“Lyondell”) made a presentation at an organizational meeting for unsecured creditors of Lyondell and certain of its affiliates, including its wholly owned subsidiary Equistar Chemicals, LP. A copy of the presentation is included in this Report on Form 8-K as Exhibit 99.1.

Item 9.01	Exhibits.

99.1	Unsecured Creditors Organizational Meeting Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUISTAR CHEMICALS, LP

By:	/s/ Gerald A. O’Brien
Name:	Gerald A. O’Brien
Title:	Vice President, General Counsel and Secretary

Date: January 16, 2009